LETTER AGREEMENT DATED 9 SEPTEMBER 2009

1.
Reference is made to a sale and purchase agreement relating to Windrace International Company Limited made amongst the parties hereto dated 8 May 2009 as supplemented by a supplemental agreement entered into by the parties thereto on 27 July 2009 (the “Master Agreement”).

2.
As provided for under the definition of “Conditions Deadline” in the Master Agreement under Clause 1.1, the parties hereto agree to change the date referred to in the definition of “Conditions Deadline” from “October 8, 2009” to “November 7, 2009”.

3.
As provided for under Clause 5.8(c) of the Master Agreement, the parties hereto agree to change the venue for relocation of the listing of securities of the Merged Entity from the “NYSE” to the “NASDAQ Capital Market”.

4.
Save as provided herein, all the other terms and provisions of the Master Agreement shall remain unchanged and shall continue in full force and effect.  In the event of any discrepancies between the terms and provisions in the Master Agreement and those contained in this Letter Agreement, the terms and provisions in this Letter Agreement shall prevail.

5.	Clauses 1, 14, 16 to 19 of the Master Agreement shall apply to this Letter Agreement.

6.	This Letter Agreement shall become effective on the date the authorised representatives of the respective parties hereto execute this Letter Agreement.

IN WITNESS whereof this Letter Agreement has been duly executed on the date first above written.

SIGNED BY SHUIPAN LIN	)	/s/
in the presence of :-)

SIGNED BY XIAYU CHEN	)	/s/
in the presence of :-)

SIGNED BY	)
)
for and on behalf of	)
TIANCHENG INT’L	)	/s/
INVESTMENT GROUP LIMITED	)
in the presence of :-)

SIGNED BY	)
)
for and on behalf of	)
RICHWISE INTERNATIONAL	)	/s/
INVESTMENT GROUP LIMITED	)
in the presence of :-)

SIGNED BY	)
)
for and on behalf of	)
HK HAIMA GROUP LIMITED	)	/s/
in the presence of :-)

SIGNED BY	)
)
for and on behalf of	)
EAGLE RISE INVESTMENTS	)	/s/
LIMITED	)
in the presence of :-)

SIGNED BY	)
)
for and on behalf of	)
WINDRACE INTERNATIONAL	)	/s/
COMPANY LIMITED	)
in the presence of :-)

SIGNED BY	)
)
for and on behalf of	)
EXCEED COMPANY LTD.	)	/s/
in the presence of :-)

SIGNED BY	)
)
for and on behalf of	)
2020 CHINACAP ACQUIRCO, INC.	)	/s/
in the presence of :-)